Exhibit 10.14

SIXTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

This SIXTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Sixth Amendment”) is made as of the 4th day of May, 2020 (the “Amendment Date”) by and among CENTRAL PA EQUITIES 17, LLC, a Pennsylvania limited liability company (“HIS York South Seller”), CENTRAL PA EQUITIES 19, LLC, a Pennsylvania limited liability company (“H2S York Seller”), SPRINGWOOD – FHP LP, a Pennsylvania limited partnership (“FIS Hershey Seller”, together with HIS York South Seller and H2S York Seller herein referred to collectively and individually, as the context so requires, as “Seller”), and LODGING FUND REIT III OP, LP, a Delaware limited partnership (the “Buyer”).

WHEREAS, Buyer and Seller entered into that certain Agreement of Purchase and Sale dated November 22, 2019, as amended by the First Amendment to Agreement of Purchase and Sale dated January 13, 2020, and as amended by the Second Amendment to Agreement of Purchase and Sale dated January 31, 2020, and as amended by the Third Amendment to Agreement of Purchase and Sale dated February 10, 2020, and as amended by the Fourth Amendment to Agreement of Purchase and Sale dated February 17, 2020, and as amended by the Fifth Amendment to Agreement of Purchase and Sale dated April 2, 2020 (collectively, the “Agreement”) for the purchase and sale of three (3) hotels, namely the Hampton Inn York South hotel in York, PA (“HIS York South Hotel”), the Home2 Suites York hotel in York, PA (“H2S York Hotel”) and the Fairfield Inn & Suites Hershey Chocolate Avenue hotel in Hershey, PA (“FIS Hershey Hotel”, together with HIS York South Hotel and H2S York Hotel herein referred to collectively and individually, as the context so requires, the “Property”);

WHEREAS, after execution of the Fifth Amendment a world-wide pandemic caused by the spread of COVID19 (the “Pandemic”) caused unforeseen and unpredictable changes in the market conditions;

WHEREAS, Buyer and Seller will endeavor to transact the HIS York South Hotel, H2S York Hotel and the FIS Hershey Hotel within a new structure (e.g. joint-venture, or otherwise) which will require additional time to negotiate and memorialize, therefore, the parties agree to extend the Closing Date as a matter of practicality, under the terms of this Sixth Amendment.

NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.   Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein.

2.   Closing Date. Section 2.4(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

a.    "(a) Closing Date. Unless this Agreement is terminated upon the express terms herein, the closing of the sale and purchase of the Assets or an individual Asset (as the context may require, a "Closing" or the "Closings") must take place in the following sequence: (1) first, the FIS Hershey Hotel; (2) second, the H2S York Hotel; and (3) third, the HIS York South Hotel.

Buyer shall provide Seller written notice of Buyer's intent to close on the individual Hotels no later than ten (10) days prior to each intended Closing date (each a "Closing Date Notice"). Unless this Agreement is earlier terminated as expressly set forth herein, Buyer and Seller acknowledge and agree on the following: (a) the FIS Hershey Hotel Closing shall occur no later than June 22, 2020; (b) the H2S York Hotel Closing shall occur no later than July 22, 2020; and (c) the HIS York Hotel Closing shall occur no later than October 15, 2020,.”

3.   Mutual Acknowledgment. The Buyer and Seller acknowledge and agree that as of the Amendment Date, the Pandemic caused unforeseen and unpredictable changes in the market conditions, and that if either the Buyer or Seller must declare a breach of the Agreement, then the declaring party shall first give the non-declaring party written notice and a thirty (30) day cure period prior to seeking the remedies provided by the Agreement, or available at law.

4.   Conflict; Counterparts.  In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment.

5.   Successors and Assigns.  This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators and assigns.

6.   Ratification.  Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Sixth Amendment has been duly executed by the parties hereto as of the day and year first above written.

/s/ David H. Hogg
SELLER:

CENTRAL PA EQUITIES 17, LLC,
a Pennsylvania limited liability company

	By:	/s/ David H. Hogg
	Name:	David H. Hogg
	Title:	Manager

CENTRAL PA EQUITIES 19, LLC,
a Pennsylvania limited liability company

	By:	/s/ David H. Hogg
	Name:	David H. Hogg
	Title:	Manager

SPRINGWOOD – FHP LP,
a Pennsylvania limited partnership

	By:	/s/ David H. Hogg
	Name:	David H. Hogg
	Title:	Manager

BUYER:

LODGING FUND REIT III OP, LP
A Delaware limited partnership

By:	Lodging Fund REIT III, Inc.
Its:	General Partner

By:	/s/ David R. Durell
Name:	David R. Durell
Title:	Chief Acquisition Officer